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                                                                   Exhibit 10.50


                             OFFICER'S CERTIFICATE

     I, the undersigned, do hereby certify and represent that:

     1. I am the duly elected Chairman, President and Chief Executive Officer of deCODE genetics, Inc., a Delaware Corporation.

     2.   Pursuant to Rule 306(a) of Regulation S-T, the following exhibit
10.50 to deCODE genetics, Inc.'s Registration Statement on Form S-1 is a fair and accurate English translation of a document prepared in the Icelandic language.

     IN WITNESS WHEREOF, I have signed this Officer's Certificate in my capacity as Chairman, President and Chief Executive Officer of deCODE genetics, Inc. on this 1 day of June, 2000.


                     By: /s/ Kari Stefansson
                         -----------------------
                         Name: Kari Stefansson
                         Title: Chairman, President and Chief Executive Officer
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                                                                   Exhibit 10.50


                            PROPERTY LEASING CONTRACT


We the undersigned parties, Veigur ehf, State Reg. No. 480396-2199, Langageroi 26, 108 Reykjavik, Iceland, hereinafter referred to as "Lessor", and Islensk erfoagreining hf., State Reg. No. 691295-3549, Lynghals 9, Reykjavik, Iceland, hereinafter referred to as "Lessee", hereby enter into the following property leasing contract.

1.0   THE LEASED PROPERTY:

      1.1 The leased property consists of office premises on the 2nd floor of Hlioarsmari 15, Kopavogur, Iceland, property lot registered no. 02-01 [by the Valuation Office of Iceland], size 385 m(2) together with balcony, owned by the Lessor. The Lessee has inspected and approved the property. The property shall be delivered prepared for interior furnishing work and painting. The expense incurred by completion of common property and site shall be the responsibility of the Lessor.

2.0   LEASE PERIOD:

      2.1 The lease period shall commence on 1 August 2000 and end on 1 August 2005. The Lessor may not terminate the Contract during this time. Subsequent to 1 August 2005, both parties may terminate the Contract with six months' notice. Should neither party choose to terminate the Contract at this time, it shall be automatically extended for an unspecified period of time. The lessee shall take delivery of the property for interior furnishing upon signature of this Contract.

3.0   CONDITION AND MAINTENANCE OF THE LEASED PROPERTY:

      3.1 The Leased Property consists of office premises in a new building, built by Faghus ehf. the Lessee shall furnish the property at his own expense. The Lessee is aware of the condition of the Leased Property and approved it, and it is his intention to furnish it at his own expense. The Lessee may alter or improve the Leased Property; however, the Lessee shall obtain the prior consent of the Lessor if he intends to make large-scale alterations of the property. At the end of the lease period all improvements made by the Lessee shall become the property of the Lessor.

4.0   LEASE AMOUNT, PAYMENT OF RENT, AND OPERATING EXPENSES:

      4.1 The monthly rent shall be ISK 900 per square metre, i.e. 900 x 385 m(2) = ISK 346,500.00. Value Added Tax shall be added to the rent, the total amount of which will then amount to ISK 431,392.00. Rent shall be paid monthly, one month in advance, due on the first day of every month, directly to the Lessor or into Veigur ehf.'s bank account no. 513-26-597.

      4.2 The rent shall be adjusted based on increases in the building cost index. The base index shall be the index of August 2000.

      4.3 The Lessee shall pay a proportional amount of the expense incurred by cleaning of common property, but in all other respects the division of operating expenses shall be in accordance with the Property Rental Act No. 36/1994.
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5.0   SUB-LEASING AND PRIORITY LEASING RIGHTS:

      5.1 The Lessee shall not sub-lease any part of the Leased Property to a third party without the consent of the Lessor.

6.0   GENERAL PROVISIONS:

      6.1 This Property Lease Contract shall be governed by the Property Rental Act No. 36/1994. To the extent that rights and obligations of the Parties to this Contract are not provided for herein, such rights and obligations shall be subject to the said Property Rental Act; among other things this shall apply to provisions on notice of termination.

      6.2 This Property Leasing Contract is made in two identical copies, one copy to be held by each of the parties thereto.

In confirmation of the above, this Property Leasing Contract is signed by the Lessor and Lessee in the presence of two witnesses.

                                                   Reykjavik, April 2000


Representing Islensk erfoagreining hf.             Representing Veigur ehf.
Elin Poroardottir (by power of attorney) [sign.]   Hildur Hermoosdottir [sign.]



Witnesses to the correct signatures, date and financial competence of the parties:

Jafet Olafsson [sign.] 290451-4699
G. Markusd. [sign.] 050758-6139
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                                               Reykjavik, 1 March 2000


The undersigned hereby grants to Elin Poroardottir, Id. No. 060763-4969, power of attorney for Islensk erfoagreining ehf. to sign a property leasing contract on Hlioarsmari 15, Kopavogur, Iceland.

Kari Stefansson [sign.]
Islensk erfoagreining